UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4526

Name of Registrant: VANGUARD QUANTITATIVE FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2002 - September 30, 2003

ITEM 1: Reports to Shareholders

Vanguard(R) Growth and Income Fund
September 30, 2003

Annual Report
[Cover Art]

The Vanguard Group(R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's Chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com.
--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 6 report from the advisor
 9 fund profile
10 glossary of investment terms
11 performance summary
12 your fund's after-tax returns
13 about your fund expenses
14 financial statements
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard Growth and Income Fund returned 22.1% during the 2003 fiscal year, a strong rebound from the fiscal 2002 return of -18.0%.
* A taste for risk was apparent in both the stock and bond markets. Smaller stocks and lower-quality bonds did best.
* Your fund trailed its primary benchmark, the S&P 500 Index, but outpaced its average peer.


Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Fellow Shareholder,
Bolstered by a torrid advance in the stock market during the second half of the period, the Investor Shares of Vanguard Growth and Income Fund returned 22.1% during the 12 months ended September 30, 2003. The fund's Admiral Shares returned 22.3%.
[PHOTOS--John J. Brennan]


---------------------------------------------------
2003 Total Returns               Fiscal Year Ended
                                      September 30
---------------------------------------------------
Vanguard Growth and Income Fund
Investor Shares                              22.1%
Admiral Shares                               22.3
S&P 500 Index                                24.4
Average Large-Cap Core Fund*                 20.9
Wilshire 5000 Index                          26.3
---------------------------------------------------
*Derived from data provided by Lipper Inc.

Both share classes outperformed the average large-capitalization core mutual fund, but fell short of the Standard & Poor's 500 Index and the Wilshire 5000 Total Market Index, as displayed in the adjacent table. The shortfalls largely reflected investors' preference for more highly valued, more speculative shares than those that populate the Growth and Income portfolio.

The components of your fund's total returns--starting and ending share prices, plus income distributions--appear in the table on page 5. If you hold the Growth and Income Fund in a taxable account, you may wish to review the fund's after-tax performance, which appears on page 12.

STOCKS REBOUNDED POWERFULLY AS THE BEAR RETREATED

As the fiscal year got under way last October, U.S. stock prices rallied from their bear-market lows, then stalled in the face of investor apprehension about imminent military conflict with Iraq and the seeming creakiness of the national economy. Those concerns dissipated with the start of combat operations in March and the arrival of data suggesting that the economy was grinding into gear: reports of unexpected growth in corporate earnings and stronger-than-forecast advances in the gross domestic product.

--------------------------------------------------------------------------------
Admiral(TM) Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

Beginning in March, stocks surged, with the broad market, as represented by the Wilshire 5000 Index, returning 26.3% for the 12 months. Both small- and large-capitalization stocks produced outstanding returns, though investors' renewed appetite for risk propelled small-caps higher. International markets also posted strong returns, which were enhanced for U.S.-based investors by a decline in the U.S. dollar relative to major currencies.

RISK WAS REWARDED IN THE BOND MARKET

A taste for risk was also apparent in the bond market. In general, the riskier the bond, the better the performance. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, returned a stunning 30%. Bonds with at least some degree of credit risk outperformed similar-maturity U.S. Treasury bonds, which have virtually no risk of default. The broad investment-grade market, as measured by the Lehman Aggregate Bond Index, returned 5.4%.

--------------------------------------------------------------------------------
Market Barometer                                Average Annual Total Returns
                                            Periods Ended September 30, 2003
                                         -----------------------------------
                                             One          Three         Five
                                            Year          Years        Years
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)              25.1%         -10.3%      1.5%
Russell 2000 Index (Small-caps)              36.5           -0.8       7.5
Wilshire 5000 Index (Entire market)          26.3           -9.5       2.0
MSCI All Country World Index Free
 ex USA (International)                      29.0           -7.4       2.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   5.4%           8.9%      6.6%
 (Broad taxable market)
Lehman Municipal Bond Index                   3.9            7.7       5.7
Citigroup 3-Month Treasury Bill Index         1.2            2.7       3.7
================================================================================
CPI
Consumer Price Index                          2.3%           2.2%      2.5%
--------------------------------------------------------------------------------

Most interest rates rose, making a small dent in bond prices and modestly reducing total returns. The yield of the benchmark 10-year Treasury note finished the fiscal year at 3.94%, up 35 basis points (0.35 percentage point) from September 30, 2002. In the shortest maturities, however, yields fell sharply, as the Federal Reserve Board reduced its target for short-term interest rates by 75 basis points. The yield of the

3-month Treasury bill declined 61 basis points, helping to push the yields of short-term vehicles such as money market funds below 1%.

THE FUND PROVIDED STRONG RETURNS, BUT TRAILED ITS BENCHMARK

Vanguard Growth and Income Fund's double-digit gains for fiscal 2003 were a welcome turnabout from the -18.0% retreat experienced in fiscal 2002. The past 12 months can't be considered a complete success, however, because the fund didn't meet its objective of outperforming the S&P 500 Index. (On the other hand, there was little satisfaction when the Growth and Income Fund modestly outperformed the -20.5% decline of its benchmark in fiscal 2002.)

Like its primary benchmark, Vanguard Growth and Income Fund earned strong returns in the technology, financial services, and consumer discretionary sectors. In each case, however, the performance of the stocks chosen by Franklin Portfolio Associates, the fund's advisor, trailed that of the stocks in the benchmark. The difference was especially notable in the technology sector, where the advisor's investment decisions cost the fund about one percentage point in relative return. In the consumer discretionary sector (which includes the retailers, restaurants, and entertainment purveyors that vie for people's disposable income), the fund's selections trimmed relative performance by half a percentage point.

It's not uncommon for your fund to trail its benchmark in a growth-driven market, especially when higher-valued, more speculative stocks win the market's favor. Although your fund has roughly the same sector weightings as the S&P 500 Index, the advisor's stock-selection models have a slight value bias, resulting in a portfolio with lower price/earnings and price/book multiples than its benchmark and fewer of the speculative names that delivered outstanding returns in fiscal 2003.

--------------------------------------------------------------------------------
Although the fund rebounded strongly from a weak 2002, the year wasn't a complete success, as the fund trailed its benchmark. Such a gap is not uncommon at times when higher-valued, more speculative stocks win the market's favor.
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM RETURN IS GOOD, NOT GREAT

Over the past decade, your fund's value bias has been a wash. Vanguard Growth and Income Fund has marginally outperformed the S&P 500

Index, as illustrated in the table at left. This is no mean feat-- after all, the index is a theoretical construct devoid of real-world operating and transaction costs--but the fund's success in enhancing the returns available from an indexed portfolio has been limited.

--------------------------------------------------------------------------------
Total Returns                                                 Ten Years Ended
                                                           September 30, 2003
--------------------------------------------------------------------------------
                                         Average               Final Value of
                                          Annual                    a $10,000
                                          Return           Initial Investment
--------------------------------------------------------------------------------
Growth and Income Fund
 Investor Shares                           10.1%                      $26,068
S&P 500 Index                              10.0                        26,052
Average Large-Cap
 Core Fund                                  8.4                        22,321
Wilshire 5000 Index                         9.5                        24,772
--------------------------------------------------------------------------------

Relative to the average return of peer funds, however, the Growth and Income Fund has fared much better, returning 10.1% compared with the 8.4% peer-group average. Over the past 10 years, your fund's 1.7-percentage-point advantage would have compounded into a meaningful difference in wealth accumulation. A hypothetical initial investment of $10,000 in the Growth and Income Fund would have increased to $26,068. The same investment in the average fund would be worth $22,321, almost $4,000 less.

This advantage reflects not only the benefits of the portfolio's broad diversification (in contrast to a more-typical fund's concentration in the hottest--or coldest--sector of the moment), but also the fund's significant cost advantage over its rivals. (To see how your fund's costs compare with the average cost of its peers, turn to page 13.)

DIVERSIFICATION  AND TRUST ARE KEY TO LONG-TERM SUCCESS

The stock market's resurgence has been surprising in its strength, perhaps a fitting postscript to a bear market that was remarkable in both its depth and duration. But if the magnitude of change is remarkable, its existence is not. Markets rarely follow a predictable path. The best response is to be prepared for anything. At the portfolio level, this is relatively simple: Select a mix of broadly diversified stock, bond, and money market funds consistent with your goals, time horizon, and risk tolerance, then stay the course. Such a mix gives you some protection from the market's worst-performing asset class--whichever it turns out to be in a given period--while allowing you to share in the rewards of the best-performing assets.

Our experience has led us to believe that a sensible investment plan can be most productive when you work with an investment provider that embraces the values that are paramount at Vanguard. Serving the long-term investment needs of our clients is our single goal--one that is dictated by our mutual corporate structure, which channels all of our efforts toward the creation of wealth for our shareholders.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

October 9, 2003


--------------------------------------------------------------------------------
Your Fund's Performance at a Glance       September 30, 2002-September 30, 2003

                                                      Distributions Per Share
                                                  ------------------------------
                              Starting       Ending     Income         Capital
                           Share Price  Share Price  Dividends           Gains
--------------------------------------------------------------------------------
Growth and Income Fund
Investor Shares                 $20.68       $24.91     $0.315          $0.000
Admiral Shares                   33.78        40.70      0.567           0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard Growth and Income Fund's Investor Shares returned 22.1% during the 2003 fiscal year, topping the result of its average peer but lagging that of the S&P 500 Index.

THE INVESTMENT ENVIRONMENT

We have just passed the one-year anniversary of what looks like the market trough for this cycle. On October 9, 2002, the S&P 500 Index touched 777, its lowest level since the second quarter of 1997. As of this writing, the index has returned more than 36% since then, even after approaching that same low in March. But while earnings and other economic indicators have improved along with the market, there is a disquieting sense that these factors should be even more positive at this stage of a recovery. It is hard to ignore the suspicion that the last several months have been unusually tranquil and upbeat. Perhaps this is the calm before the storm. October has a history of market surprises. Stock market volatility, as measured by the VIX Index, an indicator of current and expected stock market volatility, has moved higher in the fourth quarter in eight of the last nine calendar years. Furthermore, we will soon be into the high-anxiety holiday season--a make-or-break time of year for many retailers--and we'll be entering a presidential election year that may inspire more market volatility. Perhaps the feeling of strangeness is caused by the presence of both the Cubs and the Red Sox in the League Championship Series. By comparison, the financial world seems positively normal!

--------------------------------------------------------------------------------
Investment Philosophy

The fund reflects a belief that superior long-term investment results can be acheived by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently under-valued by the market.
--------------------------------------------------------------------------------

The past year has rewarded those who maintained an exposure to U.S. equities. The equity market anticipated an economic recovery as early as October 2002 and continues to predict an ongoing business-cycle recovery. Except for weakness in employment growth and discretionary capital expenditures--soft spots that are unusual for this point of a rebound--this recovery looks on track. We would be reluctant to bet against a continued economic expansion given the sheer volume of fiscal and monetary stimuli unleashed over the past two years. Nonetheless, we find it difficult to present a solid case that U.S. equities are a compelling value at these levels.

OUR SUCCESSES

Stock selection was particularly good in the materials, health care, and telecommunications sectors. Specific stocks that generated strong returns within their industries were Guidant (medical instruments with a focus on cardiac and vascular surgery, pacemakers, and defibrillators), Countrywide Financial (mortgage loans), Electronic Arts (entertainment software), Sprint and Nextel (landline and wireless communications, respectively), Citigroup (banking), and Marathon Oil (refining). In addition, Hewlett-Packard (computers and printers), Federated Department Stores (a regional department store), and Intel (semiconductors) had a positive impact on results.

While sector tilts (measured as the difference between the portfolio weight and the S&P 500 Index weight in a particular industry group) are deliberately minimized in the fund, they are not forced to zero. During a period of outsized returns, even small differences can have a significant impact on results. During the past year, the fund's slight overweighting in energy and technology--as well as an underweighting in materials--helped the relative return of the portfolio.

OUR SHORTFALLS

While the absolute return of the Growth and Income Fund was excellent, our result fell short of that of the S&P 500 Index. The shortfall was concentrated in three months: October 2002, November 2002, and April 2003. During those months, stock returns were dominated by companies with very high risk. The magnitude of the rebound in many of these companies, despite no demonstrable upturn in their prospects, was remarkable. Unfortunately, these types of companies were under- represented in the Growth and Income Fund.

The fund maintains broad diversification, so no single holding has an outsized impact on investment results. Invariably, however, there are certain stocks that, with the benefit of hindsight, we wish we had not held during the past year. In general, poor performance in 2003 came from companies whose stocks we overweighted relative to the S&P 500 and whose managements announced results that fell short of expectations. Holdings that hurt results included Amerada Hess (energy reserves), ALLTEL (wireless telecommunications), Tenet Healthcare (medical provider), and Motorola (electrical/telecommunications equipment).

The Growth and Income Fund has mild "evergreen" tilts on earnings yield and positive price momentum. In other words, the fund will consistently exhibit a slightly lower price/earnings ratio relative to the S&P 500 and a consistently higher weighting in stocks whose prices we believe have upward momentum. These style attributes are embedded in our stock selection process, and over long periods of time have been associated with positive relative returns. However, during the past 12 months these mild style tilts detracted from results, particularly during October, November, and April, as downtrodden and expensive stocks rebounded sharply.

OUR POSITIONING

We continue to believe that the Growth and Income Fund is well positioned to achieve its goal of outperforming the S&P 500 Index while maintaining a similar level of investment risk. The fund will remain fully invested in those stocks we consider most undervalued, and portfolio risk will be focused to minimize exposure to characteristics we believe have been unrewarded.

John S. Cone, CFA, PRESIDENT AND CHIEF EXECUTIVE OFFICER

FRANKLIN PORTFOLIO ASSOCIATES, LLC

October 13, 2003

As of 9/30/2003

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.


GROWTH AND INCOME FUND

--------------------------------------------------------------------------
Portfolio Characteristics

                                           Comparative        Broad
                            Fund                Index*      Index**
--------------------------------------------------------------------------
Number of Stocks             129                   500        5,288
Median Market Cap         $40.5B                $49.6B       $26.2B
Price/Earnings Ratio       16.3x                 20.5x        21.5x
Price/Book Ratio            2.7x                  2.9x         2.7x
Yield                                             1.8%         1.6%
 Investor Shares            1.3%
 Admiral Shares             1.5%
Return on Equity           21.8%                 21.8%        19.9%
Earnings Growth Rate       12.2%                  7.3%         7.7%
Foreign Holdings            0.0%                  0.0%         0.8%
Turnover Rate                88%                    --           --
Expense Ratio                                       --           --
 Investor Shares           0.46%
 Admiral Shares            0.31%
Cash Investments              0%                    --           --
--------------------------------------------------------------------------

-----------------------------------------------
Ten Largest Holdings (% of total net assets)

Microsoft Corp.                     4.6%
 (software)
Citigroup, Inc.                     3.8
 (banking)
ExxonMobil Corp.                    3.7
 (oil)
General Electric Co.                3.7
 (conglomerate)
Intel Corp.                         3.3
 (electronics)
The Procter & Gamble Co.            2.7
 (consumer products)
Pfizer Inc.                         2.5
 (pharmaceuticals)
Wells Fargo & Co.                   2.3
 (banking)
Bank of America Corp.               2.2
 (banking)
American International Group, Inc.  2.0
 (insurance)
-----------------------------------------------
Top Ten                            30.8%
-----------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
Volatility Measures

                                    Comparative                 Broad
                      Fund               Index*    Fund       Index**
--------------------------------------------------------------------------------
R-Squared             0.99                 1.00    0.99          1.00
Beta                  0.96                 1.00    0.94          1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Sector Diversification (% of portfolio)

                                                 Comparative        Broad
                                  Fund                Index*      Index**
--------------------------------------------------------------------------------
Auto & Transportation               2%                    3%           3%
Consumer Discretionary             14                    14           16
Consumer Staples                    7                     8            7
Financial Services                 22                    22           23
Health Care                        11                    14           14
Integrated Oils                     6                     4            3
Other Energy                        1                     2            2
Materials & Processing              2                     3            4
Producer Durables                   4                     4            4
Technology                         16                    16           15
Utilities                           9                     7            7
Other                               6                     3            2
--------------------------------------------------------------------------------

-----------------------
Investment Focus

Market Cap -- Large
Style -- Blend
-----------------------

*S&P 500 Index.
**Wilshire 5000 Index.
YAnnualized.

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
Cumulative Performance September 30, 1993-September 30, 2003
[Mountain Chart]

         Growth and Income  Wilshire 5000   S&P 500 Index  Average Large-Cap
          Fund Inv. Shares      Index                       Core Fund
199309          10000           10000          10000          10000
199312          10167           10182          10232          10227
199403           9747            9802           9844           9870
199406           9682            9726           9885           9800
199409          10117           10254          10369          10196
199412          10105           10175          10367          10101
199503          11033           11094          11376          10932
199506          12073           12130          12462          11866
199509          13147           13239          13453          12735
199512          13735           13884          14263          13368
199603          14545           14664          15028          14076
199606          15050           15311          15703          14602
199609          15474           15744          16188          15041
199612          16903           16830          17537          16111
199703          17210           16938          18007          16317
199706          20115           19799          21151          18940
199709          22529           21731          22735          20319
199712          22918           22096          23388          20666
199803          26070           25026          26651          23446
199806          27069           25513          27531          24054
199809          23548           22444          24792          21244
199812          28406           27273          30072          25917
199903          29708           28302          31571          27212
199906          32271           30511          33796          28966
199909          30667           28493          31685          27136
199912          35803           33698          36400          31709
200003          36132           34984          37235          33117
200006          35080           33416          36246          32260
200009          35649           33471          35895          31967
200012          32591           30013          33086          28868
200103          28514           26310          29164          25791
200106          30649           28276          30870          27221
200109          26051           23781          26339          23205
200112          28963           26723          29153          24896
200203          28933           26980          29234          25309
200206          25431           23577          25317          22032
200209          21352           19616          20943          18469
200212          22614           21149          22710          19048
200303          21938           20497          21995          18784
200306          25220           23881          25381          21605
200309          26068           24766          26052          22321



                                        Average Annual Total Returns
                                      Periods Ended September 30, 2003
                                     ----------------------------------       Final Value
                                          One       Five          Ten        of a $10,000
                                         Year      Years        Years          Investment
------------------------------------------------------------------------------------------
Growth and Income Fund Investor Shares 22.09%      2.05%       10.06%             $26,068
Wilshire 5000 Index                    26.25       1.99         9.50              24,772
S&P 500 Index                          24.40       1.00        10.05              26,052
Average Large-Cap Core Fund*           20.86       0.99         8.36              22,321
------------------------------------------------------------------------------------------


                                                                     Final Value
                                           One          Since      of a $250,000
                                           Year     Inception**       Investment
--------------------------------------------------------------------------------
Growth and Income Fund Admiral Shares    22.29%        -7.05%           $210,051
Wilshire 5000 Index                      26.25         -5.71             217,360
S&P 500 Index                            24.40         -7.59             207,154
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) September 30, 1993-September 30, 2003
[Bar Chart]

Fiscal Year   Growth and Income Fund        S&P 500
                  Investor Shares             Index
1994                      1.2                  3.7
1995                     29.9                 29.7
1996                     17.7                 20.3
1997                     45.6                 40.4
1998                      4.5                    9
1999                     30.2                 27.8
2000                     16.2                 13.3
2001                    -26.9                -26.6
2002                      -18                -20.5
2003                     22.1                 24.4
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**May 14, 2001.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns                    Periods Ended September 30, 2003

                                         One Year      Five Years      Ten Years
                                        ----------------------------------------

GROWTH AND INCOME FUND INVESTOR SHARES
Returns Before Taxes                       22.09%           2.05%         10.06%
Returns After Taxes on Distributions       21.48            1.15           7.93
Returns After Taxes on Distributions
 and Sale of Fund Shares                   14.30            1.39           7.63
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended September 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

                        Cost of $10,000               Fund           Peer group*
                     investment in fund      expense ratio         expense ratio
--------------------------------------------------------------------------------
Growth and Income Fund
 Investor Shares                    $51              0.46%                 1.41%
 Admiral Shares                      34              0.31                   --
--------------------------------------------------------------------------------
*Average Large-Cap Core Fund.

The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

As of 9/30/2003

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Growth and Income Fund                                Shares              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)(1)
--------------------------------------------------------------------------------
Auto & Transportation (2.5%)
 United Parcel Service, Inc.                       1,312,900             83,763
 Harley-Davidson, Inc.                             1,330,300             64,120
                                                                    ------------
                                                                        147,883
                                                                    ------------
Consumer Discretionary (13.7%)
  Home Depot, Inc.                                 3,462,600            110,284
  Wal-Mart Stores, Inc.                            1,518,800             84,825
* Electronic Arts Inc.                               913,000             84,206
  The Gap, Inc.                                    4,237,100             72,539
  Lowe's Cos., Inc.                                1,356,900             70,423
  Tribune Co.                                      1,487,800             68,290
  Federated Department
   Stores, Inc.                                    1,252,700             52,488
* AutoNation, Inc.                                 2,895,000             50,778
  Viacom Inc. Class B                              1,242,167             47,575
* eBay Inc.                                          859,500             45,992
  Kimberly-Clark Corp.                               588,600             30,207
  Eastman Kodak Co.                                1,299,400             27,209
  The Walt Disney Co.                              1,342,100             27,070
  May Department Stores Co.                          841,900             20,736
  Meredith Corp.                                     186,800              8,624
  Limited Brands, Inc.                               547,500              8,256
* Apollo Group, Inc. Class A                         104,900              6,927
  Snap-On Inc.                                        31,200                863
                                                                    ------------
                                                                        817,292
                                                                    ------------
Consumer Staples (6.5%)
 The Procter & Gamble Co.                          1,704,500            158,212
 The Coca-Cola Co.                                 1,578,200             67,799
 Altria Group, Inc.                                1,172,206             51,343
 Coca-Cola Enterprises, Inc.                       1,575,000             30,019
 Sysco Corp.                                         505,200             16,525
 Hershey Foods Corp.                                 214,800             15,612
 ConAgra Foods, Inc.                                 658,200             13,980
 Campbell Soup Co.                                   417,800             11,072
 Sara Lee Corp.                                      491,400              9,022
 R.J. Reynolds Tobacco
  Holdings, Inc.                                     151,200              5,978
 Colgate-Palmolive Co.                                81,300              4,544
 Albertson's, Inc.                                   133,700              2,750
 SuperValu Inc.                                       81,100              1,935
                                                                    ------------
                                                                        388,791
                                                                    ------------
Financial Services (21.9%)
 Citigroup, Inc.                                   4,963,800            225,903
 Wells Fargo & Co.                                 2,612,200            134,528
 Bank of America Corp.                             1,695,080            132,284
 American International
  Group, Inc.                                      2,096,658            120,977
 Countrywide Financial Corp.                       1,073,020             83,996
 Washington Mutual, Inc.                           2,075,971             81,731
 Progressive Corp. of Ohio                         1,167,999             80,720
 National City Corp.                               2,330,300             68,651
 AFLAC Inc.                                        1,794,600             57,966

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
                                                      Shares              (000)
--------------------------------------------------------------------------------
 First Tennessee National Corp.                    1,195,400             50,757
 J.P. Morgan Chase & Co.                           1,020,800             35,044
 MBIA, Inc.                                          525,900             28,909
 Bear Stearns Co., Inc.                              354,700             26,532
 Allstate Corp.                                      703,700             25,706
 Lehman Brothers Holdings, Inc.                      356,000             24,592
 Freddie Mac                                         410,000             21,464
 Morgan Stanley                                      380,900             19,220
 Aon Corp.                                           828,600             17,276
 SouthTrust Corp.                                    466,000             13,696
 Equity Office Properties
  Trust REIT                                         390,800             10,759
 The Goldman Sachs Group, Inc.                       117,600              9,867
 Moody's Corp.                                       145,900              8,020
 Fannie Mae                                          105,500              7,406
 The Principal Financial
  Group, Inc.                                        159,400              4,940
 Marsh & McLennan Cos., Inc.                          33,800              1,609
 Merrill Lynch & Co., Inc.                            27,400              1,467
 Charter One Financial, Inc.                          44,400              1,359
 PNC Financial Services Group                         22,000              1,047
                                                                    ------------
                                                                      1,296,426
                                                                    ------------
Health Care (11.4%)
 Pfizer Inc.                                       4,936,827            149,981
 Wyeth                                             2,608,500            120,252
 Guidant Corp.                                     1,778,900             83,341
 Becton, Dickinson & Co.                           1,884,800             68,079
 McKesson Corp.                                    1,667,700             55,518
 Johnson & Johnson                                   954,800             47,282
 Cardinal Health, Inc.                               794,325             46,381
 Stryker Corp.                                       295,000             22,216
 Aetna Inc.                                          316,800             19,334
 Eli Lilly & Co.                                     318,400             18,913
 Bristol-Myers Squibb Co.                            678,700             17,415
 Health Management Associates
  Class A                                            424,900              9,267
  Merck & Co., Inc.                                  164,900              8,347
* MedImmune Inc.                                     174,000              5,744
* Amgen, Inc.                                         79,300              5,120
                                                                    ------------
                                                                        677,190
                                                                    ------------
Integrated Oils (5.8%)
 ExxonMobil Corp.                                  5,972,036            218,577
 Marathon Oil Corp.                                2,044,400             58,265
 ConocoPhillips                                      722,200             39,540
 ChevronTexaco Corp.                                 182,000             13,004
 Occidental Petroleum Corp.                          361,300             12,729
                                                                    ------------
                                                                        342,115
                                                                    ------------
Other Energy (1.0%)
 Anadarko Petroleum Corp.                          1,386,800             57,913

Materials & Processing (2.5%)
  Monsanto Co.                                     1,886,700             45,168
  Freeport-McMoRan Copper &
   Gold, Inc. Class B                                842,800             27,897
* Pactiv Corp.                                     1,226,600             24,875
  Sigma-Aldrich Corp.                                475,000             24,672
  Alcoa Inc.                                         665,700             17,415
  Archer-Daniels-Midland Co.                         534,100              7,002
                                                                    ------------
                                                                        147,029
                                                                    ------------
Producer Durables (3.8%)
  Centex Corp.                                     1,138,300             88,651
  Caterpillar, Inc.                                  732,000             50,391
  Danaher Corp.                                      451,100             33,318
* Lexmark International, Inc.                        361,400             22,772
  Rockwell Collins, Inc.                             671,100             16,945
  KB HOME                                            160,300              9,563
  Pulte Homes, Inc.                                   81,000              5,509
                                                                    ------------
                                                                        227,149
                                                                    ------------
Technology (16.1%)
  Microsoft Corp.                                  9,730,426            270,408
  Intel Corp.                                      7,202,400            198,138
* Cisco Systems, Inc.                              6,174,500            120,650
  QUALCOMM Inc.                                    1,923,000             80,074
* Computer Sciences Corp.                          1,211,200             45,505
  Applera Corp.-Applied
   Biosystems Group                                1,712,100             38,197
* EMC Corp.                                        3,007,100             37,980
  Raytheon Co.                                     1,303,200             36,490
  Motorola, Inc.                                   2,954,331             35,363
* Citrix Systems, Inc.                             1,267,600             27,989
  PerkinElmer, Inc.                                1,134,800             17,374
  Rockwell Automation, Inc.                          602,800             15,823
  International Business
   Machines Corp.                                    133,400             11,783
* Broadcom Corp.                                     284,800              7,581
* Avaya Inc.                                         425,100              4,633
* Altera Corp.                                       166,400              3,145
* Comverse Technology, Inc.                          176,900              2,646
                                                                    ------------
                                                                        953,779
                                                                    ------------
Utilities (9.0%)
* Nextel Communications, Inc.                      5,149,300            101,390
  Exelon Corp.                                     1,416,400             89,941
  BellSouth Corp.                                  2,485,600             58,859
  SBC Communications Inc.                          2,428,700             54,039
  Sprint Corp.                                     3,389,700             51,184
  Kinder Morgan, Inc.                                707,200             38,196
* Edison International                             1,592,700             30,421
  NiSource, Inc.                                   1,228,700             24,549
* Comcast Corp. Class A                              710,086             21,927
  Public Service Enterprise
   Group, Inc.                                       478,200             20,084

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Growth and Income Fund                                Shares              (000)
--------------------------------------------------------------------------------
  NICOR Inc.                                         422,700             14,854
  ALLTEL Corp.                                       310,500             14,389
  Entergy Corp.                                      167,200              9,054
  KeySpan Corp.                                      103,200              3,620
                                                                    ------------
                                                                        532,507
                                                                    ------------

Other (4.1%)
 General Electric Co.                              7,271,000            216,749
 Textron, Inc.                                       705,500             27,832
 3M Co.                                               14,200                981
                                                                    ------------
                                                                        245,562
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $5,052,699)                                                    5,833,636
--------------------------------------------------------------------------------
                                                        Face
                                                      Amount
                                                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.5%)(1)
--------------------------------------------------------------------------------
U.S. Treasury Bill
(2) 0.833%, 12/18/2003                               $ 4,600              4,591

Repurchase Agreement
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.09%, 10/1/2003                                     83,892             83,892
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $88,483)                                                          88,483
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
 (Cost $5,141,182)                                                    5,922,119
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     34,414
Liabilities                                                             (24,798)
                                                                    ------------
                                                                          9,616
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $5,931,735
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.6% and 0.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                         Amount
                                                                          (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $6,952,162
Undistributed Net Investment Income                                      12,921
Accumulated Net Realized Losses                                      (1,812,749)
Unrealized Appreciation (Depreciation)
 Investment Securities                                                  780,937
 Futures Contracts                                                       (1,536)
--------------------------------------------------------------------------------
NET ASSETS                                                           $5,931,735
================================================================================

Investor Shares--Net Assets
Applicable to 205,514,989 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $5,119,481
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $24.91
================================================================================
Admiral Shares--Net Assets
Applicable to 19,957,689 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $812,254
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                          $40.70
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        Growth and Income Fund
                                                 Year Ended September 30, 2003
                                                                         (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                             $ 96,007
Interest                                                                 1,114
Security Lending                                                            52
--------------------------------------------------------------------------------
Total Income                                                            97,173
--------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B
 Basic Fee                                                               5,184
 Performance Adjustment                                                     --
The Vanguard Group--Note C
 Management and Administrative
  Investor Shares                                                       15,984
  Admiral Shares                                                         1,408
 Marketing and Distribution
  Investor Shares                                                          684
  Admiral Shares                                                            76
Custodian Fees                                                              59
Auditing Fees                                                               12
Shareholders' Reports and Proxies
 Investor Shares                                                           282
 Admiral Shares                                                              3
Trustees' Fees and Expenses                                                  9
--------------------------------------------------------------------------------
 Total Expenses                                                         23,701
 Expenses Paid Indirectly--Note D                                       (2,749)
--------------------------------------------------------------------------------
 Net Expenses                                                           20,952
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   76,221
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                           (287,988)
 Futures Contracts                                                       8,826
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                              (279,162)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                               1,267,982
 Futures Contracts                                                       5,182
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     1,273,164
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $1,070,223
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                       Growth and Income Fund

                                                      Year Ended September 30,
--------------------------------------------------------------------------------
                                                        2003             2002
                                                       (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                              $ 76,221         $ 69,489
 Realized Net Gain (Loss)                           (279,162)        (987,410)
 Change in Unrealized Appreciation (Depreciation)  1,273,164         (157,124)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
  from Operations                                  1,070,223       (1,075,045)
--------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                                    (64,832)         (65,377)
  Admiral Shares                                     (10,759)          (7,463)
 Realized Capital Gain
  Investor Shares                                         --               --
  Admiral Shares                                          --               --
--------------------------------------------------------------------------------
   Total Distributions                               (75,591)         (72,840)
--------------------------------------------------------------------------------
Capital Share Transactions--Note G
 Investor Shares                                     (82,511)      (1,043,809)
 Admiral Shares                                       75,504          264,567
--------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital
  Share Transactions                                  (7,007)        (779,242)
--------------------------------------------------------------------------------
 Total Increase (Decrease)                           987,625       (1,927,127)
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                               4,944,110        6,871,237
--------------------------------------------------------------------------------
 End of Period                                    $5,931,735       $4,944,110
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


Growth and Income Fund Investor Shares
--------------------------------------------------------------------------------

                                Year Ended                       Year Ended
                              September 30,   Jan. 1 to         December 31,
For a Share Outstanding       -------------   Sept. 30,  -----------------------
Throughout Each Period        2003     2002     2001*     2000     1999     1998
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                  $20.68   $25.50    $32.06   $37.08   $30.76   $26.19
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income        .318      .27       .22      .35      .33      .32
 Net Realized and Unrealized Gain (Loss)
  on Investments             4.227    (4.81)    (6.63)   (3.55)    7.60     5.86
--------------------------------------------------------------------------------
  Total from Investment
   Operations                4.545    (4.54)    (6.41)   (3.20)    7.93     6.18
--------------------------------------------------------------------------------
Distributions
 Dividends from Net
 Investment Income           (.315)    (.28)     (.15)    (.35)    (.33)   (.33)
 Distributions from Realized
  Capital Gains                 --       --        --    (1.47)   (1.28)  (1.28)
--------------------------------------------------------------------------------
  Total Distributions        (.315)    (.28)     (.15)   (1.82)   (1.61)  (1.61)
--------------------------------------------------------------------------------
Net Asset Value, End
 of Period                  $24.91   $20.68    $25.50   $32.06   $37.08   $30.76
================================================================================
Total Return                22.09%  -18.04%   -20.06%   -8.97%   26.04%   23.94%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period
 (Millions)                 $5,119   $4,338    $6,382   $8,968   $8,816   $5,161
Ratio of Total Expenses to
 Average Net Assets          0.46%    0.45%   0.40%**    0.38%    0.37%    0.36%
Ratio of Net Investment Income to
 Average Net Assets          1.39%    1.02%   0.95%**    1.02%    1.04%    1.27%
Portfolio Turnover Rate        88%      70%       41%      65%      54%      47%
================================================================================
*The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Annualized.

Growth and Income Fund Admiral Shares
--------------------------------------------------------------------------------
                                                   Year Ended
                                                  September 30,      May 14* to
                                               -------------------    Sept. 30,
For a Share Outstanding Throughout Each Period    2003      2002         2001**
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $33.78    $41.66         $50.00
--------------------------------------------------------------------------------
Investment Operations
Net Investment Income                             .567      .505            .20
 Net Realized and Unrealized Gain (Loss)
  on Investments                                 6.920    (7.877)         (8.29)
--------------------------------------------------------------------------------
 Total from Investment Operations                7.487    (7.372)         (8.09)
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income            (.567)    (.508)          (.25)
 Distributions from Realized Capital Gains          --        --             --
--------------------------------------------------------------------------------
  Total Distributions                            (.567)    (.508)          (.25)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $40.70    $33.78         $41.66
================================================================================
Total Return                                    22.29%   -17.95%        -16.26%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)             $812      $606           $490
 Ratio of Total Expenses to Average Net Assets   0.31%     0.34%          0.35%Y
 Ratio of Net Investment Income to
  Average Net Assets                             1.54%     1.17%          1.04%Y
 Portfolio Turnover Rate                           88%       70%             41%
================================================================================
*Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
YAnnualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the year ended September 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund's average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2003, the fund had contributed capital of $1,004,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.00% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended September 30, 2003, these arrangements reduced the fund's expenses by $2,749,000 (an annual rate of 0.05% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2003, the fund had $19,563,000 of ordinary income available for distribution. The fund had available realized losses of $1,811,408,000 to offset future net capital gains of $19,126,000 through September 30, 2009, $776,477,000 through September 30, 2010, $741,889,000 through September 30, 2011, and $273,916,000 through September 30, 2012.

At September 30, 2003, net unrealized appreciation of investment securities for tax purposes was $780,937,000, consisting of unrealized gains of $893,334,000 on securities that had risen in value since their purchase and $112,397,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2003, the aggregate settlement value of open futures contracts expiring in December 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                           (000)
                                            ------------------------------------
                                              Aggregate              Unrealized
                           Number of         Settlement            Appreciation
Futures Contracts     Long Contracts              Value          (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index                    305            $75,800                $(1,536)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

F. During the year ended September 30, 2003, the fund purchased $4,696,443,000 of investment securities and sold $4,717,361,000 of investment securities, other than U.S. government securities and temporary cash investments.

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                            Year Ended September 30,
                               -------------------------------------------------
                                        2003                       2002
                               ----------------------     ----------------------
                                Amount        Shares        Amount       Shares
                                 (000)         (000)         (000)        (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued                      $ 757,232        33,048     $ 875,009       33,274
 Issued in Lieu of Cash
  Distributions                 61,500         2,637        62,207        2,350
 Redeemed                     (901,243)      (39,953)   (1,981,025)     (76,096)
                            ----------------------------------------------------
  Net Increase (Decrease)--
  Investor Shares              (82,511)       (4,268)   (1,043,809)     (40,472)
                            ----------------------------------------------------
Admiral Shares
 Issued                        194,000         5,200       382,166        9,048
 Issued in Lieu of Cash
  Distributions                  9,832           258         6,865          161
 Redeemed                     (128,489)       (3,456)     (124,464)      (3,007)
                            ----------------------------------------------------
  Net Increase (Decrease)--
  Admiral Shares                75,504         2,002       264,567        6,202
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

October 31, 2003

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(unaudited) FOR VANGUARD GROWTH AND INCOME FUND

This information for the fiscal year ended September 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV. the people who govern your fund

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. The guidelines are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q930 112003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD QUANTITATIVE FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD QUANTITATIVE FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

      VANGUARD MORGAN GROWTH FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: November 20, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.